SHARE PURCHASE AGREEMENT

This Share Purchase Agreement ("Agreement"), dated as of April 14, 2000, among Jeff Ploen, Scott Deitler, and Jim Toot (SELLERS), Marathon Marketing Corp. ("MM"), and Prudential Overseas Company, Ltd., ("POC")(BUYERS) an International Business Corporation.

                              W I T N E S S E T H:

     A. WHEREAS, Marathon Marketing Corp. ("MM") is a corporation duly organized under the laws of the State of Colorado.

     B. WHEREAS, BUYER wishes to purchase 672,000 shares of the outstanding common shares of MM free and clear of liens and encumbrances from SELLERS and other Shareholders of Marathon Marketing Corp. who join by addendum.

     C. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Colorado Revised Statutes.

     NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                THE CONSIDERATION

     1.1 Subject to the conditions set forth herein on the "Closing Date" (as herein defined), SELLERS shall sell and BUYER shall purchase 672,000 common shares of MM common stock. The transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") on or before April 14, 2000. The purchase price for the MM shares to be paid by BUYER to SELLERS is $150,000, $25,000 of which is paid herewith and $125,000 in the form of a promissory note secured by a pledge of the stock, which shall be paid three days after closing hereunder.

         On the Closing Date, all of the documents to be furnished pursuant to this Agreement, including the documents to be furnished pursuant to Article VI of this Agreement, shall be delivered to M.A. Littman, to be held in escrow until all closing conditions hereunder have been met or the date of termination of this Agreement, but no longer than 1 day after closing date, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.2 a. Concurrent with the execution hereof, BUYER shall deposit or cause to be deposited with M.A. Littman as a non-refundable consideration for

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this agreement,  the sum of $25,000.  Further, the sum of $125,000 shall be paid via a promissory note delivered at closing for delivery to SELLERS for which the shares (672,000) of MM common stock, constituting all of the outstanding common stock of MM shall be pledged as collateral until the note is paid. The note shall be due in three days or upon any merger which ever is earlier.

                  b. Further, as additional partial consideration in an exchange under Section 1031 of the Internal Revenue Code BUYER shall deliver at closing a total of 10,000 shares of restricted mutually agreed common stock duly endorsed to SELLERS and an option to purchase 15,000 mutually agreed common shares for one year at market bid less 20%.

                                   ARTICLE II

                              CONVEYANCE OF SHARES

         2.1 The shares of common stock of MM shall be delivered and conveyed by SELLERS to BUYER at closing by SELLERS with duly executed stock powers, upon receipt of the cash consideration by SELLERS.

         2.2 SELLERS represents that no outstanding options or warrants for unissued shares exist for MM.

         2.3 At closing, partially in exchange for the MM shares under Section 1031 of the IRC, BUYER shall deliver to SELLERS as follows: 10,000 shares of mutually agreed restricted stock and options to purchase 15,000 shares of mutually agreed common that same stock, 20% under market bid on the date of exercise for a period of one year.


                                   ARTICLE III

          REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS AS TO MM

     SELLERS hereby represents, warrants and covenants to BUYER, except as stated in the MM Disclosure Statement, as follows:

         3.1 MM is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of MM, copies of which have been delivered to BUYER, are complete and accurate, and the minute books of MM contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of MM.

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         3.2 The  aggregate  number of shares which MM is authorized to issue is
40,000,000 shares of common stock with $.0001 per share, of which approximately 672,000 shares of such common stock will be issued and outstanding, fully paid and non-assessable, at closing under this agreement. MM has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock.

         3.3 MM and SELLERS have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by MM will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of MM.

         3.5 MM has delivered to BUYER Audited financial statements of MM dated August 31, 1999. At or prior to closing MM shall have filed its 10Q for Nov.30, 1999, including unaudited financial statements. All such statements, herein sometimes called "MM Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of MM of the periods indicated. All financial statements of MM will have been prepared in accordance with generally accepted accounting principles.

         3.6 Since the dates of the MM Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of MM. MM does not have any material liabilities or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

         3.7 There are no pending legal proceedings involving MM, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the SELLERS, threatened against MM or affecting any of its assets or properties, and MM is not in any material breach or violation of or default under any contract or instrument to which MM is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by MM under any contract or other instrument to which MM is a party or by which it or any of its properties may be bound or affected, or under its Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to MM.

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         3.8 MM shall not enter into or consummate any transactions prior to the
Closing Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition.

         3.9 MM is not a party to any contract performable in the future.

         3.10 The representations and warranties of SELLERS and MM shall be true and correct as of the date hereof and as of the Closing Date.

         3.11 MM shall deliver to BUYER, all of its corporate books and records for review. MM will also deliver to BUYER on or before the Closing Date any reports relating to the financial and business condition of MM which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

         3.12  MM has no employee benefit plan in effect at this time.

         3.13 No representation or warranty by MM or SELLERS in this Agreement, the MM Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

         3.14 SELLERS or MM has delivered, to BUYER true and correct copies of the 10SB and each of its other reports to shareholders and filing with the Securities and Exchange Commission ("SEC") for the year ended December 31, 1999. MM will also deliver to BUYER on or before the Closing Date any reports relating to the financial and business condition of MM which are filed with the SEC after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

         3.15 MM has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of MM generally, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

         3.16 SELLERS hereby covenants that during the contract period, prior to closing, MM will not take any board action without BUYER's approval in writing, pending selection of new officers and directors at closing.

         3.17 SELLERS own the 672,000 MM shares being sold to the BUYER free and clear of any liens and encumbrances and may transfer such shares without the consent of any third party.

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                                   ARTICLE IV

               OBLIGATIONS OF THE PARTIES PENDING THE CLOSING DATE

         4.1 At all times prior to the Closing Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         4.2 SELLERS and BUYER shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         4.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

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                                    ARTICLE V

                              PROCEDURE FOR CLOSING

         5.1 At the Closing Date, the purchase and Sale shall be effected with common stock certificates of MM being delivered duly executed for 672,000 shares of common stock to BUYER and the delivery of $125,000 in a cashier's check to SELLERS from BUYER, together with delivery of all other agreements, schedules, warranties and representations set forth in this Agreement.

                                   ARTICLE VI

                           CONDITIONS PRECEDENT TO THE
                          CONSUMMATION OF THE PURCHASE

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 SELLERS shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date and SELLERS and MM and BUYER shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.3 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for BUYER.

         6.4 The representations and warranties made by BUYER and SELLERS in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of (1) changes caused by transactions suggested or approved in writing by BUYER or (2) events or changes (which shall not, in the aggregate, have

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materially and adversely affected the business,  assets, or financial  condition of MM during or arising after the date of this Agreement.)

         6.5 All outstanding liabilities of MM shall have been paid and released prior to closing.

         6.6 The Share Exchange Agreement between MM and the BUYER which is currently being negotiated will close concurrently with the closing hereof.

         6.7 SELLERS shall cause MM to appoint, at closing, Daniel P. Murphy as President of MM and shall appoint such persons directors as BUYER may direct, subject to compliance with Section 14 f (Shareholder's Notice) under the Securities Exchange Act of 1934.

                                   ARTICLE VII

                           TERMINATION AND ABANDONMENT

         7.1   Anything   contained   in   this   Agreement   to  the   contrary
notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Closing Date:

          (a)  By mutual consent of parties;

          (b) By either party, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

          (c) By BUYER, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

          (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another Party;

          (e) By any party if the Agreement Closing Date is not within 30 days from the date hereof; or

         7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by him or the Board of Directors, provided; however, that such action shall be taken only if, in the judgment of the Board of Directors or Party taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

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         7.3 The  deposit of $25,000  paid as  consideration  herefore  shall be non-refundable if this transaction does not close due to the failure of the BUYER to perform under the terms and conditions of this Agreement. If this transaction does not close due to the failure of the SELLERS to perform under the terms and conditions of this Agreement or due to the breach by MM of its representations and warranties under this agreement, the deposit shall be returned to the BUYER.

                                  ARTICLE VIII

                        TERMINATION OF REPRESENTATION AND
                        WARRANTIES AND CERTAIN AGREEMENTS

         8.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         9.4 This Agreement may be amended upon approval of the Board of Directors of BUYER and SELLERS.

         9.5  Any  notices,   requests,  or  other  communications  required  or
permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To Sellers

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copy to:          Michael A. Littman
                  Attorney at Law
                  10200 W. 44th Ave., #400
                  Wheat Ridge, CO 80033

To Buyers:        Prudential Overseas Company, Ltd.
                  Attn:  Magaus Timmerby

copy to:


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of BUYER and SELLERS. However, MM may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 14th day of April, 2000.

                                       SELLERS:
                                       ---------------------------
                                        /s/Jeff Ploen
                                       ----------------------------
                                        /s/Scott Deitler
                                       ----------------------------
                                        /s/Jim Toot
                                       -----------------------------

                                       BUYER:  PRUDENTIAL OVERSEAS COMPANY, LTD.


                                       By:/s/Magaus Timmerby
                                         Magaus Timmerby, President




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